Exhibit 10.1

FIFTH AMENDMENT TO LOAN AGREEMENT

This FIFTH AMENDMENT TO LOAN AGREEMENT (this “Amendment”) is entered into on the 8th day of November 2018 (the “Effective Date”), by and between GEOSPACE TECHNOLOGIES CORPORATION, a Texas corporation, successor-by-merger to GEOSPACE TECHNOLOGIES CORPORATION, a Delaware corporation (the “Borrower”), EACH OF THE DOMESTIC SUBSIDIARIES OF THE BORROWER identified on Schedule I attached hereto (collectively, the “Guarantor”), and FROST BANK, a Texas state bank (the “Bank”).

R E C I T A L S

WHEREAS, Borrower, Guarantor and Bank entered into that certain Loan Agreement dated as of September 27, 2013, as amended by that certain First Amendment to Loan Agreement executed by the parties on December 16, 2013, to be effective as of September 27, 2013, that certain Second Amendment to Loan Agreement entered into by the parties on May 4, 2015, that certain Third Amendment to Loan Agreement entered into by the parties on May 9, 2017, and that certain Fourth Amendment to Loan Agreement entered into by the parties on October 25, 2017 (as hereby and from time to time further amended, restated, supplemented, modified or replaced, the “Agreement”; a capitalized term used herein but not otherwise defined herein shall have the meaning assigned to such term in the Agreement);

WHEREAS, Borrower, Guarantor and Bank have agreed that certain terms or provisions of the Agreement be amended in the manner set forth herein to be effective as of the Effective Date; and

WHEREAS, Borrower, Guarantor and Bank hereby acknowledge that the terms and provisions of this Amendment constitute an amendment and modification of, and not a novation of, the Agreement or any other Loan Document.

NOW, THEREFORE, for and in consideration of the premises and mutual covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

A G R E E M E N T S

1.    Definitions; Recitals. The term “Loan Agreement” or “Agreement” (as the case may be) as used herein, in the Agreement and in the other Loan Documents, shall mean the Agreement as hereby amended and modified, and as further amended, restated, supplemented, modified or replaced from time to time as permitted thereby. The Recitals set forth above are hereby incorporated by reference into this Amendment.

2.    Amendment of the Agreement. Subject to the conditions hereof and upon satisfaction of the terms and provisions set forth herein, the Agreement is hereby amended, effective as of the Effective Date, as follows:

a.    Definition of Termination Date. The definition of “Termination Date” in Article I of the Agreement is hereby deleted in its entirety, and the following definition is substituted in lieu thereof:

“Termination Date” means April 30, 2020.

3.    Full Force and Effect of Agreement. Except as hereby specifically amended, modified or supplemented, Borrower hereby acknowledges and agrees that the Agreement and all of the other Loan Documents are hereby reaffirmed, confirmed and ratified in all respects and shall remain in full force and effect according to their respective terms.

4.    Representations and Warranties of Borrower. Borrower hereby certifies that:

a.

The representations and warranties of Borrower contained in the Agreement and the other Loan Documents, or which are contained in any document furnished at any time under or in connection with the Loan Documents, are true and correct in all material respects on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects as of such earlier date;

b.

This Amendment has been duly authorized, executed and delivered by Borrower and constitutes a legal, valid and binding obligation of Borrower, except as may be limited by general principles of equity or by the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally;

c.	No Event of Default, nor any event which, upon the giving of notice or lapse of time or both may become an Event of Default, exists under the Agreement or any other Loan Document; and

d.	As of the date hereof, Borrower is in compliance with all of the terms and provisions set forth in the Agreement (as modified hereby) and the other Loan Documents.

5.    Confirmation of Liens. Borrower hereby confirms, extends, and renews to Bank the security interests, liens and rights of any and all security for all indebtedness and performance of all obligations owed by Borrower under the Loan Documents (the “Liabilities”) including, but without limitation, the liens, security interests and rights set forth in the Agreement (as modified hereby) and the other Loan Documents to secure payment of the Liabilities. Borrower confirms that the liens, security interests and rights of Bank under the Agreement (as modified hereby) and the other Loan Documents are valid and subsisting liens, security interests and rights against the properties described therein. Borrower confirms that the Amendment shall in no manner affect or impair any of the liens, security interests or rights securing payment of the Liabilities and that those liens, security interests and rights are not and shall not in any manner be waived. Bank shall have the right to exercise all rights and remedies of Bank under the Agreement (as modified hereby) and the other Loan Documents and under applicable law upon the occurrence of any Event of Default under the Agreement (as modified hereby) or any of the other Loan Documents and under any and all existing or future amendments or modifications to the Agreement (as modified hereby) or any of the other Loan Documents or to the terms or provisions thereof. Nothing contained in this Amendment shall prejudice, act as, or be deemed to be a waiver of any right or remedy available to Bank by reason of the occurrence or existence of any fact, circumstance or event constituting an Event of Default under the Agreement (as modified hereby) or any of the other Loan Documents.

6.    Conditions to Effectiveness. This Amendment shall not be effective until the following conditions precedent have been satisfied, all of which must be satisfied on or before the Effective Date:

a.	Bank shall have received two (2) original counterparts of this Amendment executed by Borrower; and

b.	Bank shall have received such other documents, instruments and certificates as reasonably requested by Bank.

Upon the satisfaction of the conditions set forth in this Section 6, this Amendment shall be effective as of the Effective Date.

7.    Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original (including electronic copies) but all of which together shall constitute one and the same instrument.

8.    Governing Law. This Amendment shall in all respects be governed by, and construed in accordance with, the laws of the State of Texas, without regard to conflicts of laws principles, and with the laws of the United States of America, as applicable.

9.    Enforceability. Should any one or more of the terms or provisions of this Amendment be determined to be illegal or unenforceable as to one or more of the parties hereto, all other terms and provisions nevertheless shall remain effective and binding on the parties hereto.

10.    No Novation. This Amendment is given as an amendment and modification of, and not as a payment or satisfaction of, all of the Liabilities and is not intended to constitute a novation of any of the Liabilities. All of the Liabilities shall continue in full force and effect.

11.    No Existing Claims or Defenses. Borrower, by its execution of this Amendment, hereby declares that it has no set-offs, counterclaims, defenses or other causes of action of which it is aware against Bank arising out of the Loan, this Amendment, the Loan Documents or otherwise as of the Effective Date.

12.    Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of each of Borrower and Bank and their respective successors, assigns and legal representatives; provided, however, that Borrower may not, without the prior written consent of Bank, assign any of its respective rights, powers, duties or obligations hereunder.

13.    Expenses. Without limiting the terms or provisions of the Agreement or the other Loan Documents as same relate to payment of costs and fees (including, but without limitation, those terms or provisions related to payment of costs of collection), Borrower agrees to pay all reasonable out of pocket costs and expenses (including without limitation reasonable fees and expenses of any counsel, financial advisor and agent for Bank) incurred before or after the date hereof by Bank or its affiliates in connection with the preparation, negotiation, execution, delivery and administration of this Amendment, the Agreement (as modified hereby), and the other Loan Documents.

14.    Further Assurances. Borrower agrees to provide to Bank all such other documents and/or instruments as Bank reasonably may request to further accomplish the purposes of this Amendment.

15.    Waiver of Jury Trial. THE PARTIES HERETO HEREBY WAIVE TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR IN CONNECTION WITH THIS AMENDMENT, THE AGREEMENT (AS MODIFIED HEREBY) OR ANY OTHER LOAN DOCUMENT OR THE RELATIONSHIP ESTABLISHED HEREUNDER OR THEREUNDER.

16.    Entire Agreement. THIS AMENDMENT, THE AGREEMENT (AS MODIFIED HEREBY), AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN BORROWER, GUARANTOR AND BANK RELATED TO THE SUBJECT MATTER HEREIN CONTAINED AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized officers, all as of the day and year first above written.

BORROWER:

GEOSPACE TECHNOLOGIES CORPORATION, a Texas corporation

By:	/s/ Thomas T. McEntire

Name:	Thomas T. McEntire
Title:	Vice President and CFO

GUARANTOR:

GTC, INC. EXILE TECHNOLOGIES CORPORATION GEOSPACE ENGINEERING RESOURCES INTERNATIONAL, INC. GEOSPACE FINANCE CORP. GEOSPACE J.V., INC. GEOSPACE TECHNOLOGIES, SUCURSAL SUDAMERICANA LLC

By:	/s/ Thomas T. McEntire

Name:	Thomas T. McEntire
Title:	Vice President and CFO

BANK:

FROST BANK, a Texas state bank

By:	/s/ Larry Hammonds

Name:	Larry Hammonds
Title:	Market President

Schedule I

(1)	GTC, Inc., a Texas corporation
(2)	Exile Technologies Corporation, a Texas corporation
(3)	Geospace Engineering Resources International, Inc., a Texas corporation
(4)	Geospace Finance Corp., a Texas corporation
(5)	Geospace J.V., Inc., a Texas corporation
(6)	Geospace Technologies, Sucursal Sudamericana LLC, a Texas limited liability company